Property, plant and equipment, net	12 Months Ended
Dec. 31, 2021
Property, plant and equipment, net [Abstract]
Property, plant and equipment, net
9. Property, plant and equipment, net
Our property, plant and equipment, net, consisted of the following:
	December 31, 2021	December 31, 2020
Land, Buildings & Leasehold Improvements	$1,888,438	15,883
Machinery	8,756,437	561,928
Equipment	4,090,534	113,222
Assets under construction	430,455	—
	$15,165,864	$691,033
Less: accumulated depreciation	(6,580,876)	(492,296)
Total	$8,584,988	$198,737
Upon acquisition of UltraCell LLC, the Company acquired property and equipment with a net book value of $0.01 million. Upon acquisition of SerEnergy and FES, the Company acquired property and equipment with a net book value of $5.36 million. During the year ended December 31, 2021, additions to property, plant and equipment of $3.9 million include leasehold improvements, machinery, office and other equipment and assets under construction.
Assets under construction mainly relate to the design and construction of Company’s leased premises at Hood Park in Charlestown, as discussed in Note 7. Completed assets are transferred to their respective asset classes, and depreciation begins when an asset is ready for its intended use. During the year ended December 31, 2021 an amount of $0.3 million was transferred from assets under construction to machinery and equipment.
Depreciation expense during the years ended December 31, 2021 and 2020 was $0.56 million and $0.02 million respectively.
There are no collaterals or other commitments on the Company’s property, plant and equipment.